SEMI-ANNUAL
REPORT
AUGUST 31,2000



SALOMON BROTHERS
ASSET MANAGEMENT



SALOMON BROTHERS                            HIGH YIELD BOND FUND
-----------------------------------------
INSTITUTIONAL SERIES FUNDS INC.             EMERGING MARKETS DEBT FUND



     -----------------------------------------------------------
      NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE
     -----------------------------------------------------------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
--------------------------------------------------------------------------------

                                                              September 20, 2000

To Our Shareholders:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund for the period ended August 31, 2000.

HIGH YIELD BOND FUND

The Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') seeks to maximize total return by investing primarily in a portfolio of non-investment grade high-yield fixed income securities. For the six months ended August 31, 2000, the Fund returned a negative 1.71%. In comparison, the Salomon Smith Barney High Yield Market Index ('SSB High Yield Index')(1) returned 1.00% for the same period. For the year ended August 31, 2000, High Yield Bond Fund returned a negative 3.80%. In comparison, the SSB High Yield Index returned 1.36% for the same period.

The U.S. high-yield bond market returned 1.00% for the six months ended
August 31, 2000, as reported by the SSB High Yield Index. While benefiting from a strong economy, the high-yield bond market continued to feel the effects of:

        uneasiness over inflation and interest rates;

        investor outflows from mutual funds;

        volatility in the equity markets;

        reduced broker/dealer liquidity; and

        cyclical and default rate concerns.

After the U.S. Federal Reserve Board ('Fed') raised interest rates by 25 basis points(2) in February and the Nasdaq Composite Index(3) turned in a relatively strong performance early in calendar year 2000, a string of mutual fund outflows ensued as investors fled the interest rate-sensitive fixed income markets for the red-hot equity markets.

As the U.S. stock market became more volatile in March and April, and the Fed announced a 50 basis point interest rate increase with a tightening bias in May, mutual fund outflows intensified as investors focused on the potential for further interest rate increases. Investors also increasingly considered the possibility of a cyclical downturn in the near term, which would exacerbate already high default rates. As a result of the aforementioned conditions, the high-yield bond market returned a negative 3.01%, as measured by the SSB High Yield Index for the first three months of the period.

In June, July and August, however, benign economic data and a more passive Fed mitigated some interest rate concerns while the high absolute yields available in the high-yield bond market attracted investors from volatile stock markets. As market conditions improved, high-yield bond mutual fund outflows were mitigated during the latter half of the period and totaled $1.8 billion for the six months ended August 31, 2000, while the market recovered to return 1.00% for the period. However, default rate and cyclical concerns still loomed over the market, limiting the extent of the recovery.

For the six months ended August 31, 2000, the high-yield bond market's top performers included energy, gaming, cable & other media, utilities, housing related and technology sectors. The performance of the energy sector was driven by the sustained rise in oil and gas prices. The less cyclical gaming, cable & other media and utilities sectors benefited from their perception as industries with more cash

---------
(1) The SSB High Yield Index is a broad-based unmanaged index of high-yield securities. An investor cannot invest directly in an index.

(2) A basis point is 0.01% or one one-hundredth of a percent.

(3) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S.-based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.
                                                                          PAGE 1
flow stability. Continued strength in U.S. housing activity supported the performance of housing-related issuers. The worst performing groups included telecommunications, leisure/lodging, retail, automotive, steel/metals and services/other. The telecommunications sector underperformed due to increased stock market volatility, heightened competition and funding concerns. Leisure/lodging was adversely impacted by difficulties in the theatre operator sector stemming from overcapacity. Retail suffered from concerns over slower consumer spending and intensified competition. Automotive was negatively affected by cyclical concerns and deteriorating conditions in the aftermarket. Negative steel product price pressures caused by high imports and customer inventory destocking hurt performance in steel/metals. In terms of credit quality, the BB credit tier, which returned 4.22%, outperformed B and CCC returns of 0.00% and a negative 4.51%, respectively, as investors continued to favor larger, higher-quality, more liquid BB issues.

The High Yield Bond Fund underperformed the SSB High Yield Index primarily as a result of overweightings in retail, automotive and services/other and underweightings in utilities and housing-related. However, the High Yield Bond Fund benefited from overweightings in energy and gaming and underweightings in telecommunications, leisure/lodging and steel/metals. During the course of the period, the High Yield Bond Fund responded to market conditions by increasing its exposure to energy to an overweighting and decreasing its exposure to steel/metals to an underweighting.

Going forward, we expect the high-yield bond market to continue to experience volatility over the course of the fiscal year primarily as a result of several technical factors, including:

        mutual fund flows;

        continued concerns over default rates;

        reduced secondary market liquidity; and

        continuing cyclical concerns.

In light of these conditions, we are pursuing a conservative investment strategy geared to overweighting BB credits and pursuing selective opportunities in undervalued B and CCC credits.

On August 31, 2000, the high-yield bond market, as measured by the SSB High Yield Index, was yielding 12.39%, up from 11.85% at February 29, 2000. The excess yield over U.S. Treasuries was 6.51%, 114 basis points wider to 5.37% at the beginning of the period.

EMERGING MARKETS DEBT FUND

The Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') seeks to maximize total return through primarily investing in debt of government related and corporate issuers located in emerging market countries. For the six months ended August 31, 2000, the Emerging Markets Debt Fund produced a return of 9.83%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(4) returned 11.18% for the same period. For the year ended August 31, 2000, Emerging Markets Debt Fund returned 36.01%. In comparison the EMBI+ returned 35.22% for the same period.

The emerging markets' returns were driven positively by improving economic fundamentals and rising oil prices and negatively impacted by rising interest rates. Stable technical factors contributed to overall returns by encouraging new investors to enter the market. Russia remains the turnaround story of the year. It has benefited from strong political leadership, high oil prices and the favorable debt restructuring finalized in August with the London Club.(5)

The improved outlook for world economic growth has encouraged investors to increase commitments to emerging markets debt. Economic growth in Asia, an important market for Latin American exports, has contributed to the better tone in emerging markets debt. Evidence of cyclical recoveries in Brazil and Venezuela have also improved the outlook for investors. Oil price strength over the period continued to drive many emerging economies. Oil prices ended August at $33.08 up approximately 10% for the period. Russia, Venezuela and Mexico all benefit from rising oil prices.

---------
(4) EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. An investor cannot invest directly in an index.

(5) The London Club is the official group of creditors lending to emerging market governments.

The Fed raised interest rates twice during the period, increasing short-term rates by 75 basis points. The Fed adopted this aggressive posture in order to slow the rate of growth of the U.S. economy and keep inflation in check. The Fed continues to maintain an inflationary bias on the economy. Emerging markets debt outperformed other bond markets during this relatively difficult fixed income environment. The Salomon Smith Barney Broad Investment Grade Index ('SSB BIG Index')(6) returned 5.44% while the SSB High-Yield Index gained 1.00%.

The expectation that U.S. interest rates may continue to rise had a negative impact on emerging markets periodically during the past six months. This expectation had a greater negative impact than the actual rate increases. The shift to floating currency exchange regimes in a number of emerging countries has reduced the direct impact of U.S. interest rate increases on their economies. Historically, higher U.S. interest rates have been associated with a strengthening U.S. dollar. These interest rate hikes often forced emerging market countries to raise domestic rates to defend their pegged exchange rates. Floating exchange regimes help insulate domestic rates from moves in U.S. rates.

Nonetheless, fears of future interest rate increases impacted returns during March, April and May. It was during this period that the Fed raised overnight rates by 75 basis points. Most notable was the 50 basis point hike on May 16, 2000, a clear signal that the Fed continues with their bias toward tightening. The two subsequent Federal Open Market Committee ('FOMC')(7) meetings in June and August resulted in the fed funds rate remaining constant at 6.50%. The Fed has now raised rates by 175 basis points over the past year.

Return volatility for emerging markets debt remained substantially lower relative to year-earlier levels. The decline in volatility is a function of reduced leverage in the market coupled with expanded investor interest in the asset class. During the year ending August 31, return volatility for the EMBI+ totaled 8.13%, down substantially from 22.07% for the year-earlier period.

Individual country performance was dominated by Russia, which returned 36.31%, as measured by the EMBI+ during the period. These impressive returns were the result of a variety of important fundamental developments that occurred over the course of the year.

        Vladimir Putin was elected and inaugurated President. Mr. Putin has moved aggressively to reassert federal power over Russia's vast regions.

        Russia successfully concluded a debt restructuring agreement with the London Club of creditors. The Russian government has signed the agreements and the debt exchange closed in August 2000. The terms of the debt exchange were favorable for Russia. Completion of the restructuring will permit Russia to return to the international capital markets.

        Tax collections continued to run ahead of budget levels, leading to a stronger-than-anticipated fiscal balance.

        Rising oil prices helped expand Russia's hard currency reserve position. Assuming oil prices remain at current levels, Russia will end the year with reserves in excess of $25 billion. This reserve position substantially strengthens Russia's credit quality.

This broad range of events encouraged investors to reassess the outlook for Russia. Russian debt prices reflected this improved outlook.

Brazil performed in line with the benchmark for the period returning 10.40%. Positive Gross Domestic Product ('GDP')(8) growth coupled with disciplined expenditure controls led to very good fiscal results. These improved fiscal results have had a positive impact on Brazilian interest rates and debt levels. The ratio of net public debt to GDP has stabilized at approximately 50%. The appreciation of the real in

---------
(6) The SSB BIG Index includes institutionally traded U.S. Treasury bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. An investor cannot invest directly in an index.

(7) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(8) GDP is the market value of the goods and services produced by labor and property. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.
                                                                          PAGE 3
recent months has reduced the local currency value of external and dollar-linked domestic debt. In addition, negotiations with the IMF have led to a lowering of the target for foreign reserves, giving the central bank additional flexibility in supporting the local currency. These developments have allowed the Brazilian Central Bank to lower short-term interest rates. The overnight rate has fallen from 45% in early 1999 to 16.50% currently.

There were a number of key political developments in portfolio countries during the past six months. Presidential elections occurred in Mexico, Peru and Venezuela. In Peru and Venezuela the incumbent was reelected. Peru and Venezuela returned 4.21% and 10.00%, respectively, during the period. In Mexico, the PRI party, which had dominated politics for the past 70 years, was defeated as Vicente Fox was elected President by a larger-than-expected margin. This change in Mexico's political order was viewed by the market as a positive development. In addition, Mexico was upgraded by Moody's to Baa3, an investment grade credit rating. Mexico returned 9.93% during the period.

The market closed the month of August with spreads at 650 basis points over Treasuries, approximately 400 basis points tighter than the year-earlier level adjusted for changes in the composition of Russian securities in the Index. Return volatilities for emerging markets debt also declined over the period. The decline in volatility is a function of reduced leverage in the market coupled with expanded investor interest in the asset class. Six-month volatility for emerging markets debt averaged approximately 8.24%, dramatically below the 15% long-term historical level of the Index.

The forces that led to strong emerging markets performance over the last two years continue to unfold. With the prospect of continued economic recovery in Latin America and a reduction of political uncertainty in a number of countries, the outlook for the market remains positive. The positive fundamental picture has encouraged investment-grade buyers to broaden commitments to emerging markets.

We thank you for your participation in the Salomon Brothers Institutional Series Funds Inc and look forward to helping you pursue your financial goals in the years to come.

Cordially,

HEATH B. MCLENDON                                       PETER J. WILBY
HEATH B. MCLENDON                                       PETER J. WILBY
Chairman of the Board                                   Executive Vice President



JAMES E. CRAIGE                                         BETH A. SEMMEL
JAMES E. CRAIGE                                         BETH A. SEMMEL
Executive Vice President                                Executive Vice President

              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Institutional High Yield Bond Fund ('Fund') versus the Salomon Smith Barney High-Yield Market Index ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
           SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND TO THE
                  SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
                                  (UNAUDITED)


                              [PERFORMANCE GRAPH]


                                              5/15/96   8/96    2/97    8/97    2/98    8/98    2/99    8/99    2/00    8/31/00
                                              -------   ----    ----    ----    ----    ----    ----    ----    ----    -------
SB INSTITUTIONAL HIGH YIELD BOND FUND          10,000   10,370  11,511  12,278  12,791  12,395  12,798  12,590  12,321  12,111

SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX   10,000   10,170  11,081  11,751  12,602  12,105  12,764  12,781  12,827  12,955



                        AVERAGE ANNUAL RETURNS
                                                              % RETURN
                                                              --------
Six months ended 8/31/00'D'.................................    (1.71)%
Year ended 8/31/00..........................................    (3.80)
Commencement of operations (5/15/96) through 8/31/00........     4.56

                       CUMULATIVE TOTAL RETURN

Commencement of operations (5/15/96) through 8/31/00........    21.10%

-------------------

* The Salomon Smith Barney High Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through August 31, 2000, the Index returns are for the period June 1, 1996 through August 31, 2000.

    Past performance is not predictive of future performance.

    The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

    During the six months ended August 31, 2000, the Fund's investment adviser waived a portion of its management fees, as shown in the following unaudited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

    The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D' Total return is not annualized, as it may not be representative of total return for the year.

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') versus the J.P. Morgan Emerging Markets Bond Index Plus ('Index')*. It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
        SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
                                  (UNAUDITED)


                             [PERFORMANCE GRAPH]


                                               10/17/96    2/97    8/97    2/98    8/98    2/99    8/99     2/00   8/31/00
                                               --------     ----    ----    ----    ----    ----    ----     ----   -------
SB INSTITUTIONAL EMERGING MARKETS DEBT FUND    10,000     11,139  12,384  12,766   7,444   9,808  11,116   13,767    15,119

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS   10,000     11,055  12,094  12,267   8,483   9,998  11,067   13,454    14,868



                        AVERAGE ANNUAL RETURNS
                                                              % RETURN
                                                              --------
Six months ended 8/31/00'D'.................................     9.83%
Year ended 8/31/00..........................................    36.01
Commencement of operations (10/17/96) through 8/31/00.......    11.26

                       CUMULATIVE TOTAL RETURN

Commencement of operations (10/17/96) through 8/31/00.......    51.19%

-------------------

* The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar dominated Brady and other similar sovereign restructured bonds traded in emerging markets.

    Past performance is not predictive of future performance.

    The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

    During the six months ended August 31, 2000, the Fund's investment adviser waived a portion of its management fees, as shown in the following unaudited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

    The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D' Total return is not annualized, as it may not be representative of total return for the year.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED)
AUGUST 31, 2000

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CORPORATE BONDS -- 94.0%

BASIC INDUSTRIES -- 9.9%
$  150,000       AEI Resource Holdings Inc., 10.500% due 12/15/05(a).........  $    28,125
   250,000       AK Steel Corp., 7.875% due 2/15/09..........................      233,750
   125,000       Abitibi-Consolidated Inc., 8.550% due 8/1/10................      127,812
   500,000       Berry Plastics Corp., 12.250% due 4/15/04...................      480,000
   250,000       Gentek Inc., 11.000% due 8/1/09.............................      255,625
   250,000       Georgia Gulf Corp., 10.375% due 11/1/07.....................      260,625
   250,000       Lyondell Chemical Co., Series B, 9.875% due 5/1/07..........      254,688
   250,000       Murrin Murrin Holdings Property, 9.375% due 8/31/07.........      213,750
   500,000       PCI Chemicals Canada Inc., 9.250% due 10/15/07..............      252,500
   250,000       Radnor Holdings Corp., 10.000% due 12/1/03..................      231,250
   235,000       RePap New Brunswick, 10.625% due 4/15/05....................      243,225
   500,000       Republic Technology/RTI Capital Corp., 13.750% due
                   7/15/09...................................................       95,000
   375,000       Tembec Industries Inc., 8.625% due 6/30/09..................      375,000
                                                                               -----------
                                                                                 3,051,350
                                                                               -----------
CONSUMER CYCLICALS -- 8.6%
   500,000       Advance Stores Co. Inc., Series B, 10.250% due 4/15/08......      412,500
   250,000       Cole National Group Inc., 8.625% due 8/15/07................      166,250
   350,000       Finlay Fine Jewelry Corp., 8.375% due 5/1/08................      320,250
   424,000       Guitar Center Management, 11.000% due 7/1/06................      409,160
   375,000       HMH Properties Inc., Series A, 7.875% due 8/1/05............      359,063
   500,000       Mattress Discounters Co., 12.625% due 7/15/07(a)............      457,500
   375,000       Pillowtex Corp., Series B, 9.000% due 12/15/07..............       73,125
   250,000       Tommy Hilfiger USA Inc., 6.850% due 6/1/08..................      173,750
   250,000       Westpoint Stevens Inc., 7.875% due 6/15/05..................      217,500
   250,000       Worldtex Inc., Series B, 9.625% due 12/15/07................       71,250
                                                                               -----------
                                                                                 2,660,348
                                                                               -----------
CONSUMER NON-CYCLICALS -- 17.7%
   250,000       Circus Circus Enterprise, (Mandalay Resort Group), 9.250%
                   due 12/1/05...............................................      248,125
   500,000       Derby Cycle Corp., 10.000% due 5/15/08......................      152,500
   375,000       Duane Reade Inc., 9.250% due 2/15/08........................      334,687
   370,000       Flooring America Inc., 9.250% due 10/15/07..................      220,150
   250,000       French Fragrances Inc., Series B, 10.375% due 5/15/07.......      248,125
   250,000       Fresenius Medical Care Capital Trust 1, 9.000% due
                   12/1/06...................................................      249,375
   250,000       HCA -- The Healthcare Co., 8.750% due 9/1/10................      251,875
   375,000       Harrah's Operating Co., Inc., 7.875% due 12/15/05...........      365,625
   500,000       Home Interiors & Gifts, Inc., 10.125% due 6/1/08............      152,500
   250,000       Horseshoe Gaming LLC, Series B, 8.625% due 5/15/09..........      244,375
   250,000       Imperial Holly Corp., 9.750% due 12/15/07...................       47,500
   375,000       MGM Grand Inc., 9.750% due 6/1/07...........................      394,688
   250,000       Mohegan Tribal Gaming Corp., 8.750% due 1/1/09..............      245,625
   375,000       North Atlantic Trading Co., Series B, 11.000% due 6/15/04...      316,875
   500,000       Park Place Entertainment Inc., 7.875% due 12/15/05..........      486,250
   250,000       Premier International Foods Corp., 12.000% due 9/1/09.......      211,250
                 Pueblo Xtra International Inc.:
   125,000         9.500% due 8/1/03.........................................       59,375
   250,000         Series C, 9.500% due 8/1/03...............................      118,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 7

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2000

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CONSUMER NON-CYCLICALS -- 17.7% (CONTINUED)
                 Revlon Consumer Products Corp.:
$  300,000         9.000% due 11/1/06........................................  $   216,000
   200,000         8.625% due 2/1/08.........................................      104,000
   500,000       Syratech Corp., 11.000% due 4/15/07.........................      283,125
   250,000       Tenet Healthcare Corp., Series B, 7.875% due 6/1/08.........      237,500
   250,000       United Industries Corp., Series B, 9.875% due 4/1/09........      116,250
   250,000       Vlasic Foods International Inc., 10.250% due 7/1/09.........      136,250
                                                                               -----------
                                                                                 5,440,775
                                                                               -----------
ENERGY -- 9.0%
   250,000       Belco Oil & Gas Corp., Series B, 8.875% due 9/15/07.........      237,500
   250,000       Comstock Resources Inc., 11.250% due 5/1/07.................      261,250
   250,000       Costilla Energy Inc., 10.250% due 10/1/06(b)(c).............      111,250
   250,000       DI Industries, 8.875% due 7/1/07............................      245,000
   250,000       HS Resources Inc., 9.875% due 12/1/03.......................      251,250
   250,000       Ocean Energy Inc., Series B, 8.875% due 7/15/07.............      256,250
   250,000       Pioneer Natural Resource Co., 9.625% due 4/1/10.............      266,875
   250,000       Plains Resources PLX, Series E, 10.250% due 3/15/06(a)......      258,750
   375,000       R & B Falcon Corp., 6.750% due 4/15/05......................      351,094
   250,000       Vintage Petroleum Inc., 9.750% due 6/30/09..................      263,125
   250,000       Western Gas Resources Inc., 10.000% due 6/15/09.............      262,500
                                                                               -----------
                                                                                 2,764,844
                                                                               -----------
FINANCIAL/LEASING -- 2.9%
                 ContiFinancial Corp.:
   250,000         7.500% due 3/15/02(b)(d)..................................       32,500
 1,125,000         8.375% due 8/15/03(b)(d)..................................      146,250
   625,000         8.125% due 4/1/08(b)(d)...................................       81,250
   250,000       DVI Inc., 9.875% due 2/1/04.................................      222,187
   250,000       Nationwide Credit Inc., Series A, 10.250% due 1/15/08.......      167,500
   250,000       Sovereign BanCorp., 10.500% due 11/15/06....................      254,375
                                                                               -----------
                                                                                   904,062
                                                                               -----------
HOUSING RELATED -- 0.8%
   250,000       Nortek Inc., Series B, 8.875% due 8/1/08....................      233,750
                                                                               -----------
MANUFACTURING -- 8.8%
   165,000       Anchor Advanced Products, Inc., Series B, 11.750% due
                   4/1/04....................................................      127,875
   375,000       Breed Technologies Inc., 9.250% due 4/15/08(b)(d)...........        4,687
   500,000       Federal-Mogul Corp., 7.500% due 1/15/09.....................      365,000
   500,000       Foamex L.P., 9.875% due 6/15/07.............................      377,500
   250,000       High Voltage Engineering Corp., 10.500% due 8/15/04.........      173,750
   250,000       Hines Horticulture Inc., 11.750% due 10/15/05...............      253,750
   250,000       Indesco International Inc., 9.750% due 4/15/08..............       93,750
   125,000       International Utility Structures Inc., 10.750% due 2/1/08...       94,375
   500,000       JH Heafner Co., Series D, 10.000% due 5/15/08...............      212,500
   500,000       Key Plastics Inc., Series B, 10.250% due 3/15/07(b)(d)......       52,500
   250,000       Lear Corp., Series B, 8.110% due 5/15/09....................      236,563
   250,000       Sequa Corp., 9.000% due 8/1/09..............................      250,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2000

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
MANUFACTURING -- 8.8% (CONTINUED)
$  250,000       Stellex Industries Inc., 9.500% due 11/1/07(b)(d)...........  $    36,250
   250,000       Tenneco Automotive Inc., 11.625% due 10/15/09...............      216,250
   250,000       Winsloew Furniture, Inc., 12.750% due 8/15/07...............      231,250
                                                                               -----------
                                                                                 2,726,625
                                                                               -----------
MEDIA -- 12.4%
                 Adelphia Communications Corp.:
   200,000         Series B, 10.500% due 7/15/04.............................      200,500
   250,000         Series B, 9.875% due 3/1/07...............................      242,187
   250,000       Albrittion Communications, Series B, 9.750% due 11/30/07....      242,500
 1,000,000       Charter Communications Holdings LLC, zero coupon until
                   4/1/04, 9.920% thereafter, due 4/1/11.....................      602,500
   250,000       Citadel Broadcasting Co., 10.250% due 7/1/07................      261,250
   500,000       CSC Holdings Inc., 9.875% due 2/15/13.......................      511,250
                 Hollinger International Publishing Inc.:
   100,000         9.250% due 2/1/06.........................................      101,000
   212,000         9.250% due 3/15/07........................................      214,120
   375,000       NTL Inc., Series B, zero coupon until 2/1/01, 11.500%
                   thereafter, due 2/1/06....................................      354,843
   375,000       Rogers Communications, Inc., 8.875% due 7/15/07.............      376,875
   375,000       Telewest Communications PLC, 9.625% due 10/1/06.............      358,125
   500,000       United International Holdings, zero coupon until 2/15/03,
                   10.750% thereafter, due 2/15/08...........................      352,500
                                                                               -----------
                                                                                 3,817,650
                                                                               -----------
SERVICES/OTHER -- 10.1%
   375,000       Allied Waste Industries, Inc., Series B, 10.000% due
                   8/1/09....................................................      336,562
   250,000       American Business Information Inc., 9.500% due 6/15/08......      211,875
   375,000       Aqua Chemical Inc., 11.250% due 7/1/08......................      238,125
   500,000       Axiohm Transaction Solutions, Inc., 9.750% due
                   10/1/07(b)(d).............................................      102,500
   250,000       Avis Rent A Car, Inc., 11.000% due 5/1/09...................      273,750
   250,000       COMFORCE Operating Inc., 12.000% due 12/1/07................      126,875
   250,000       Crown Castle International Corp., 10.750% due 8/1/11........      261,250
   250,000       Dyncorp Inc., 9.500% due 3/1/07.............................      193,750
   500,000       Holt Group, 9.750% due 1/15/06..............................       70,000
   250,000       Loomis Fargo & Co., 10.000% due 1/15/04.....................      250,625
   250,000       Mail-Well Corp., Series B, 8.750% due 12/15/08..............      217,500
   250,000       Pierce Leahy Corp., 11.125% due 7/15/06.....................      261,250
   500,000       Primark Corp., 9.250% due 12/15/08..........................      547,500
   500,000       Safety-Kleen Corp., 9.250% due 6/1/08(b)(d).................       25,000
                                                                               -----------
                                                                                 3,116,562
                                                                               -----------
TECHNOLOGY -- 0.8%
   250,000       Polaroid Corp., 11.500% due 2/15/06.........................      259,375
                                                                               -----------
TELECOMMUNICATIONS -- 9.7%
   250,000       Covad Communications Group, 12.000% due 2/15/10.............      193,750
   250,000       Exodus Communications Inc., 11.625% due 7/15/10(a)..........      255,625
                 Global Crossing Holding Ltd.:
   125,000         9.125% due 11/15/06.......................................      124,688
   125,000         9.500% due 11/15/09.......................................      125,938
                 ICG Holdings Inc.:
   250,000         Zero coupon until 9/15/00, 13.500% thereafter, due
                     9/15/05.................................................      131,250
   250,000         Zero coupon until 5/1/01, 12.500% thereafter, due 5/1/06..      118,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2000

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
TELECOMMUNICATIONS -- 9.7% (CONTINUED)
$  250,000       Intermedia Communications, Series B, 8.500% due 1/15/08.....  $   207,500
   200,000       Leap Wireless International Inc., 12.500% due 4/15/10.......      179,000
   125,000       NEXTLINK Communications, 10.750% due 6/1/09.................      121,563
   600,000       Nextel Communications, Inc., zero coupon until 10/31/02,
                   9.750% thereafter, due 10/31/07...........................      463,500
   200,000       PSINET Inc., 11.500% due 11/1/08............................      176,500
   250,000       Sitel Corp., 9.000% due 3/15/06.............................      233,750
   375,000       Telecorp PCS Inc., 10.625% due 7/15/10(a)...................      391,875
   750,000       Viatel Inc., zero coupon until 4/15/03, 12.500% thereafter,
                   due 4/15/08...............................................      258,750
                                                                               -----------
                                                                                 2,982,439
                                                                               -----------
TRANSPORTATION -- 1.9%
   250,000       Enterprise Shipholding Corp., 8.875% due 5/1/08.............      138,750
   250,000       Northwest Airlines Inc., 7.625% due 3/15/05.................      233,125
   250,000       Stena AB, 8.750% due 6/15/07................................      216,250
                                                                               -----------
                                                                                   588,125
                                                                               -----------
UTILITIES -- 1.4%
   250,000       Azurix Corp., 10.375% due 2/15/07(a)........................      197,500
   250,000       Calpine Corp., 8.750% due 7/15/07...........................      248,125
                                                                               -----------
                                                                                   445,625
                                                                               -----------
                 TOTAL CORPORATE BONDS
                 (Cost -- $35,809,855).......................................   28,991,530
                                                                               -----------
CONVERTIBLE CORPORATE BONDS -- 1.3%
   500,000       Quantum Corp., 7.000% due 8/1/04 (Cost -- $417,040).........      401,565
                                                                               -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
   493,850       Airplanes Pass Through Trust, 10.875% due 3/15/19
                   (Cost -- $507,040)........................................      402,883
                                                                               -----------

  SHARES                                   SECURITY                               VALUE
  ------                                   --------                               -----
PREFERRED STOCK(B) -- 0.8%
     2,640       Rural Cellular Corp.(c).....................................      232,980
                 TCR Holding Corp.:
       439         Class B...................................................            5
       241         Class C...................................................            2
       636         Class D...................................................            6
     1,316         Class E...................................................           13
                                                                               -----------
                 TOTAL PREFERRED STOCK (Cost -- $262,844)....................      233,006
                                                                               -----------
WARRANTS(B) -- 0.0%
       200       Leap Wireless International Inc., Expire 4/15/10............        2,300
       500       Mattress Discounters, Expire 7/15/07........................        5,000
       500       Republic Technologies/RTI Capital Corp., Expire 7/15/09.....           50
       250       Winsloew Furniture Corp., Expire 1/11/01....................        3,750
                                                                               -----------
                 TOTAL WARRANTS (Cost -- $18,668)............................       11,100
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2000

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
REPURCHASE AGREEMENT -- 2.6%
$  802,000       Warburg Dillon Read LLC, 6.600% due 9/1/00; Proceeds at
                   maturity -- $802,147; (Fully collateralized by U.S.
                   Treasury Strip, 12.750% due 11/1/01; Market
                   value -- $818,296) (Cost -- $802,000).....................  $   802,000
                                                                               -----------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $37,817,447*)......................................  $30,842,084
                                                                               -----------
                                                                               -----------

-------------------

 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (b) Non-income producing security.
 (c) Payment-in-kind security for which all or part of the dividend earned is paid by the issuance of additional stock.
 (d) Currently in default.
 *   Aggregate cost for Federal income tax puposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2000

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
SOVEREIGN BONDS  --  93.6%
ARGENTINA  --  15.9%
             Republic of Argentina:
 1,000,000     8.750% due 7/10/02........................................  $   929,000
 1,750,000     11.595% due 4/10/05(b)....................................    1,694,875
 1,100,000     11.750% due 4/7/09........................................    1,029,325
   950,000     11.750% due 6/15/15.......................................      864,500
 2,500,000     11.375% due 1/30/17.......................................    2,237,500
 2,700,588ARS  BOCON Pro 1, 2.696% due 4/1/07(b).........................    1,958,587
                                                                           -----------
                                                                             8,713,787
                                                                           -----------
BRAZIL  --  16.3%
             Federal Republic of Brazil:
 1,799,000     14.500% due 10/15/09......................................    2,020,727
 2,556,000     12.750% due 1/15/20.......................................    2,527,245
 1,960,000     12.250% due 3/6/30........................................    1,857,100
 1,767,000     11.000% due 8/17/40.......................................    1,448,940
   250,000     DCB, Series L, 7.437% due 4/15/12(b)......................      194,375
 1,325,000     Par Bond, Series Z-L, 6.000% due 4/15/24..................      915,078
                                                                           -----------
                                                                             8,963,465
                                                                           -----------
BULGARIA  --  4.8%
             Republic of Bulgaria:
   375,000     Discount Bond, Series A, 7.750% due 7/28/24(b)............      305,859
 3,035,000     FLIRB, Series A, 3.000% due 7/28/12(b)....................    2,340,744
                                                                           -----------
                                                                             2,646,603
                                                                           -----------
COLOMBIA  --  3.6%
             Republic of Colombia:
    25,000     10.875% due 3/9/04........................................       24,312
   500,000     8.700% due 2/15/16(b).....................................      346,250
   950,000     11.750% due 2/25/20.......................................      836,000
   250,000     8.375% due 2/15/27........................................      169,375
   400,000     FRN, 12.832% due 8/13/05(b)...............................      397,000
   250,000     FRN, 9.750% due 4/23/09(b)................................      227,344
                                                                           -----------
                                                                             2,000,281
                                                                           -----------
COSTA RICA  -- 1.1%
             Republic of Costa Rica:
   125,000     9.335% due 5/15/09........................................      127,813
   450,000     9.995% due 8/1/20(c)......................................      457,875
                                                                           -----------
                                                                               585,688
                                                                           -----------
CROATIA  --  1.6%
             Republic of Croatia:
   863,637     Series A, 7.750% due 7/31/10(b)...........................      803,181
    78,675     Series B, 7.750% due 7/31/06(b)...........................       75,430
                                                                           -----------
                                                                               878,611
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2000

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
ECUADOR  --  0.6%
             Republic of Ecuador:
    20,000     12.000% due 11/15/12(b)(c)................................  $    13,030
   880,000     4.000% due 8/15/30(b)(c)..................................      340,780
                                                                           -----------
                                                                               353,810
                                                                           -----------
IVORY COAST  --  0.7%
             Republic of Ivory Coast:
 1,375,000     FLIRB, 3.750% due 3/29/18(d)(e)...........................      254,375
   712,500     PDI Bond, 4.500% due 3/29/18(d)(e)........................      138,938
                                                                           -----------
                                                                               393,313
                                                                           -----------
JAMAICA  --  1.2%
   700,000   Government of Jamaica, 12.750% due 9/1/07...................      687,750
                                                                           -----------
MEXICO  --  8.8%
 2,200,000   Petro Mexicanos, 9.250% due 3/30/18.........................    2,172,500
 2,232,000   United Mexican States, 11.375% due 9/15/16..................    2,645,478
                                                                           -----------
                                                                             4,817,978
                                                                           -----------
PANAMA  --  4.4%
             Republic of Panama:
 1,625,000     8.875% due 9/30/27........................................    1,417,813
   500,000     IRB, 4.500% due 7/17/14(b)................................      416,875
   669,007     PDI Bond, 7.750% due 7/17/16(b)(f)........................      565,311
                                                                           -----------
                                                                             2,399,999
                                                                           -----------
PERU  --  2.3%
 1,925,000   Government of Peru, FLIRB, 3.750% due 3/7/17(b).............    1,257,266
                                                                           -----------
PHILLIPINES  --  2.6%
             Republic of Philippines:
 1,125,000     9.875% due 1/15/19........................................      973,125
   500,000     10.625% due 3/16/25.......................................      446,250
                                                                           -----------
                                                                             1,419,375
                                                                           -----------
POLAND  --  0.9%
   725,000   Republic of Poland, RSTA Bond, 4.000% due 10/27/24(b).......      496,172
                                                                           -----------
RUSSIA  --  16.9%
             Russia:
 1,880,270     8.250% due 3/31/10(b).....................................    1,337,341
 2,045,000     12.750% due 6/24/28.......................................    1,873,731
13,914,250     2.250% due 3/31/30(b).....................................    6,070,092
                                                                           -----------
                                                                             9,281,164
                                                                           -----------
VENEZUELA  --  11.9%
             Republic of Venezuela:
 2,157,497     13.625% due 8/15/18 (including 7,947 rights)..............    2,055,938
 1,825,000     9.250% due 9/15/27........................................    1,252,406
   714,281     DCB, Series DL, 7.875% due 12/18/07(b)....................      615,621

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 13

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2000

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT(a)                        SECURITY                               VALUE
 ---------                        --------                               -----
VENEZUELA -- 11.9% (CONTINUED)
 1,300,000     Discount Bond, Series W-A, 7.375% due 3/31/20.............  $ 1,066,000
 1,500,000     Discount Bond, Series W-B, 7.875% due 3/31/20.............    1,230,000
   333,330     FLIRB, Series A, 7.437% due 3/31/07(b)....................      288,643
                                                                           -----------
                                                                             6,508,608
                                                                           -----------
             TOTAL SOVEREIGN BONDS
             (Cost  --  $47,881,924).....................................   51,403,870
                                                                           -----------

LOAN PARTICIPATIONS(g)  --  6.4%
ALGERIA  --  4.0%
             The People's Democratic Republic of Algeria,
   929,546     Tranche 1, 7.187% due 9/4/06 (Chase Manhattan Bank)(b)....      804,057
 1,700,000     Tranche 3, 7.187% due 3/4/10 (Chase Manhattan Bank)(b)....    1,391,875
                                                                           -----------
                                                                             2,195,932
                                                                           -----------
MOROCCO  --  2.4%
 1,407,376   Kingdom of Morocco, Tranche A, 7.750% due 1/1/09
               (Bank of America, Chase Manhattan Bank and J.P.
               Morgan)(b)................................................    1,300,064
                                                                           -----------
             TOTAL LOAN PARTICIPATIONS
             (Cost  --  $3,070,976)......................................    3,495,996
                                                                           -----------
             TOTAL INVESTMENTS  --  100%
             (Cost  --  $50,952,900*)....................................  $54,899,866
                                                                           -----------
                                                                           -----------

-------------------

(a) Face amount denominated in U.S. dollars unless otherwise indicated.
(b) Interest rate shown reflects current rate on instruments with variable rate or step coupon rate.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)   Currently in default.
(e)   Non-income producing security.
(f) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(g) Participation interest was acquired through the financial institutions indicated parenthetically.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   -----------------------------------

   ARS     -- Argentinian Peso.

   BOCON   -- Bonos De Consolidacion.

   DCB     -- Debt Conversion Bonds.

   FLIRB   -- Front-Loaded Interest Reduction Bonds.

   FRN     -- Floating Rate Notes.

   IRB     -- Interest Reduction Bond.

   PDI     -- Past Due Interest.

   RSTA    -- Revolving Short-Term Agreement.

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 14

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
AUGUST 31, 2000
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
ASSETS:
    Investments, at value (Cost  --  $37,817,447 and
      $50,952,900, respectively)............................  $30,842,084   $54,899,866
    Cash....................................................           50        54,235
    Interest receivable.....................................      757,504     2,054,780
    Deferred organization costs.............................        8,938        14,249
    Receivable for securities sold..........................           --     2,138,472
                                                              -----------   -----------
    TOTAL ASSETS............................................   31,608,576    59,161,602
                                                              -----------   -----------

LIABILITIES:
    Payable for securities purchased........................      256,172            --
    Management fees payable.................................        2,232        22,377
    Accrued expenses........................................       22,485        35,132
                                                              -----------   -----------
    TOTAL LIABILITIES.......................................      280,889        57,509
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $31,327,687   $59,104,093
                                                              -----------   -----------
                                                              -----------   -----------

NET ASSETS:
    Par value of capital shares.............................  $     4,194   $     8,532
    Capital paid in excess of par value.....................   39,164,818    52,408,769
    Undistributed net investment income.....................    3,184,147     3,729,569
    Accumulated net realized loss from security
      transactions..........................................   (4,050,109)     (989,743)
    Net unrealized appreciation (depreciation) of
      investments...........................................   (6,975,363)    3,946,966
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $31,327,687   $59,104,093
                                                              -----------   -----------
                                                              -----------   -----------
SHARES OUTSTANDING..........................................    4,193,784     8,531,616
                                                              -----------   -----------
                                                              -----------   -----------
NET ASSET VALUE, PER SHARE..................................        $7.47         $6.93
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 15

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
INVESTMENT INCOME:
    Interest................................................  $ 2,511,844   $ 3,254,923
    Dividends...............................................       14,300            --
                                                              -----------   -----------
    TOTAL INVESTMENT INCOME.................................    2,526,144     3,254,923
                                                              -----------   -----------

EXPENSES:
    Management fees (Note 2)................................      111,861       174,866
    Registration fees.......................................       13,616        10,000
    Audit fees..............................................       12,512        12,512
    Administration fees (Note 2)............................       11,186        12,490
    Shareholder and system servicing fees...................       10,920         6,760
    Shareholder communications..............................        8,096         8,012
    Amortization of deferred organization costs (Note 1)....        6,427         6,427
    Legal...................................................        6,047         7,360
    Custody.................................................        3,100        10,120
    Directors' fees.........................................        2,944         2,908
    Other...................................................        2,788         2,974
                                                              -----------   -----------
    TOTAL EXPENSES..........................................      189,497       254,429
    Less: Management fee waiver (Note 2)....................      (66,450)      (67,073)
                                                              -----------   -----------
    NET EXPENSES............................................      123,047       187,356
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................    2,403,097     3,067,567
                                                              -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
    Proceeds from sales.....................................   35,231,171    56,797,708
    Cost of securities sold.................................   37,010,522    52,658,573
                                                              -----------   -----------
  NET REALIZED GAIN (LOSS)..................................   (1,779,351)    4,139,135
                                                              -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of period.....................................   (5,541,310)    5,892,680
    End of period...........................................   (6,975,363)    3,946,966
                                                              -----------   -----------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......   (1,434,053)   (1,945,714)
                                                              -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS..............................   (3,213,404)    2,193,421
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........  $  (810,307)  $ 5,260,988
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 16

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                AUGUST 31         FEBRUARY 29
                                                                ---------         -----------
OPERATIONS:
    Net investment income...................................  $   2,403,097      $   3,994,886
    Net realized loss.......................................     (1,779,351)        (1,550,604)
    Increase in net unrealized depreciation.................     (1,434,053)        (4,039,797)
                                                              -------------      -------------
    DECREASE IN NET ASSETS FROM OPERATIONS..................       (810,307)        (1,595,515)
                                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................             --         (3,600,480)
                                                              -------------      -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................             --         (3,600,480)
                                                              -------------      -------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................     16,367,091         19,230,876
    Net asset value of shares issued for reinvestment of
      dividends.............................................             --          3,477,771
    Cost of shares reacquired...............................    (35,643,767)        (3,464,575)
                                                              -------------      -------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................    (19,276,676)        19,244,072
                                                              -------------      -------------
INCREASE (DECREASE) IN NET ASSETS...........................    (20,086,983)        14,048,077
NET ASSETS:
    Beginning of period.....................................     51,414,670         37,366,593
                                                              -------------      -------------
    END OF PERIOD*..........................................  $  31,327,687      $  51,414,670
                                                              -------------      -------------
                                                              -------------      -------------
*Includes undistributed net investment income of:...........     $3,184,147           $781,050
                                                              -------------      -------------
                                                              -------------      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 17

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 29, 2000

EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

                                                                AUGUST 31         FEBRUARY 29
                                                                ---------         -----------
OPERATIONS:
    Net investment income...................................  $   3,067,567      $   5,175,861
    Net realized gain.......................................      4,139,135          4,701,749
    Increase (decrease) in net unrealized appreciation......     (1,945,714)         6,071,429
                                                              -------------      -------------
    INCREASE IN NET ASSETS FROM OPERATIONS..................      5,260,988         15,949,039
                                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................             --         (4,900,147)
                                                              -------------      -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................             --         (4,900,147)
                                                              -------------      -------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................     24,082,534         26,831,439
    Net asset value of shares issued for reinvestment of
      dividends.............................................             --          4,405,082
    Cost of shares reacquired...............................    (32,668,898)       (10,379,302)
                                                              -------------      -------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................     (8,586,364)        20,857,219
                                                              -------------      -------------
INCREASE (DECREASE) IN NET ASSETS...........................     (3,325,376)        31,906,111
NET ASSETS:
    Beginning of period.....................................     62,429,469         30,523,358
                                                              -------------      -------------
    END OF PERIOD*..........................................  $  59,104,093      $  62,429,469
                                                              -------------      -------------
                                                              -------------      -------------
*Includes undistributed net investment income of:...........     $3,729,569           $662,002
                                                              -------------      -------------
                                                              -------------      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 18

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc ('Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high-yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

    (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

    Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (B) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

    (C) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that the market value of the collateral (plus accrued interest) equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
                                                                         PAGE 19

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    (D) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

    (E) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

    (F) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The total cost of the Emerging Markets Debt Fund's loan participations at August 31, 2000 was $3,070,976.

    (G) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

    (H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

    (I) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

    (J) DEFERRED ORGANIZATION COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60-month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by Salomon Brothers Asset Management Inc ('SBAM') are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased.
PAGE 20

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    (K) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 29, 2000, reclassifications were made to the capital accounts of the High Yield Bond Fund and Emerging Markets Debt Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    (L) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. SBAM also acts as the administrator of each Fund for which it receives a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

For the six months ended August 31, 2000, SBAM waived management fees of $66,450 and $67,073 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

3. PORTFOLIO ACTIVITY

For the six months ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    EMERGING
                                                     HIGH YIELD      MARKETS
                                                      BOND FUND     DEBT FUND
                                                      ---------     ---------
Purchases..........................................  $19,902,688   $54,063,817
                                                     -----------   -----------
                                                     -----------   -----------
Sales..............................................  $35,231,171   $56,797,708
                                                     -----------   -----------
                                                     -----------   -----------

At August 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                    EMERGING
                                                     HIGH YIELD      MARKETS
                                                      BOND FUND     DEBT FUND
                                                      ---------     ---------
Gross unrealized appreciation......................  $   749,877   $ 4,471,574
Gross unrealized depreciation......................   (7,725,240)     (524,608)
                                                     -----------   -----------
Net unrealized appreciation (depreciation).........  $(6,975,363)  $ 3,946,966
                                                     -----------   -----------
                                                     -----------   -----------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

5. CAPITAL STOCK

At August 31, 2000, the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Six Months Ended August 31, 2000:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................   2,201,621    3,687,082
Shares issued as reinvestment.........................          --           --
Shares reacquired.....................................  (4,776,912)  (5,046,548)
                                                        ----------   ----------
Net decrease..........................................  (2,575,291)  (1,359,466)
                                                        ----------   ----------
                                                        ----------   ----------

For the Year Ended February 29, 2000:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................   2,408,383    4,702,059
Shares issued as reinvestment.........................     452,246      734,180
Shares reacquired.....................................    (437,990)  (1,708,096)
                                                        ----------   ----------
Net increase..........................................   2,422,639    3,728,143
                                                        ----------   ----------
                                                        ----------   ----------

6. CAPITAL LOSS CARRYFORWARDS

At February 29, 2000, the High Yield Bond Fund and the Emerging Markets Debt Fund had, for Federal income tax purposes, approximately $1,611,000 and $4,446,000, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on February 28, of the years below:

                                                          2007         2008
                                                          ----         ----
High Yield Bond Fund.................................  $  112,000   $1,499,000
Emerging Markets Debt Fund...........................   4,446,000           --

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, EXCEPT WHERE NOTED:
--------------------------------------------------------------------------------

                                                           HIGH YIELD BOND FUND
                                              -----------------------------------------------
                                              2000(a)       2000(b)    1999      1998     1997(c)
                                              -------       -------    ----      ----     -------
NET ASSET VALUE, BEGINNING OF PERIOD........  $  7.60       $  8.60   $  9.67   $ 11.13   $10.00
                                              -------       -------   -------   -------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income*....................     0.43          0.80      1.04      1.51     0.57
  Net realized and unrealized gain (loss)...    (0.56)        (1.11)    (1.05)    (0.34)    0.93
                                              -------       -------   -------   -------   ------
Total Income (Loss) From Operations.........    (0.13)        (0.31)    (0.01)     1.17     1.50
                                              -------       -------   -------   -------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................       --         (0.69)    (1.00)    (1.66)   (0.36)
  Net realized gains........................       --            --     (0.06)    (0.97)   (0.01)
                                              -------       -------   -------   -------   ------
Total Distributions.........................       --         (0.69)    (1.06)    (2.63)   (0.37)
                                              -------       -------   -------   -------   ------
NET ASSET VALUE, END OF PERIOD..............  $  7.47       $  7.60   $  8.60   $  9.67   $11.13
                                              -------       -------   -------   -------   ------
                                              -------       -------   -------   -------   ------
NET ASSETS, END OF PERIOD (000S)............  $31,328       $51,415   $37,367   $22,664   $6,575
                                              -------       -------   -------   -------   ------
                                              -------       -------   -------   -------   ------
TOTAL RETURN................................     (1.7)%'DD'    (3.7)%     0.1%     11.1%    15.1%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses(d)...............................      0.55%'D'      0.55%    0.55%     0.55%    0.55%'D'
  Net investment income.....................     10.74%'D'      9.70%    8.80%     9.10%    9.36%'D'
PORTFOLIO TURNOVER RATE.....................        50%           39%     102%      189%     151%
Before waiver of management fee, expenses
  reimbursed by SBAM and credits earned from
  and fees waived by the custodian, net
  investment income per share and expense
  ratios would have been:
    Net investment income per share*........     $0.42         $0.77    $0.94     $0.93    $0.29
    Expense ratio...........................      0.85%'D'      0.89%    1.39%     4.03%    5.22%'D'

-------------------
(a)   For the six months ended August 31, 2000 (unaudited).
(b)   For the year ended February 29, 2000.
(c)   For the period from May 15, 1996 (inception date) to February 28, 1997.
(d) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
 * Per share amounts have been calculated using the monthly average shares method.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D'  Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, EXCEPT WHERE NOTED:
--------------------------------------------------------------------------------

                                                        EMERGING MARKETS DEBT FUND
                                              ---------------------------------------------------
                                              2000(a)       2000(b)    1999       1998     1997(c)
                                              -------       -------    ----       ----     -------
NET ASSET VALUE, BEGINNING OF PERIOD........  $  6.31       $  4.95   $  7.21    $ 10.91   $10.00
                                              -------       -------   -------    -------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income*....................     0.39          0.65      0.62       1.69     0.35
  Net realized and unrealized gain (loss)...     0.23          1.32     (2.29)     (0.27)    0.78
                                              -------       -------   -------    -------   ------
Total Income (Loss) From Operations.........     0.62          1.97     (1.67)      1.42     1.13
                                              -------       -------   -------    -------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................       --         (0.61)    (0.59)     (1.77)   (0.20)
  Net realized gains........................       --            --     (0.00)**   (3.35)   (0.02)
                                              -------       -------   -------    -------   ------
Total Distributions.........................       --         (0.61)    (0.59)     (5.12)   (0.22)
                                              -------       -------   -------    -------   ------
NET ASSET VALUE, END OF PERIOD..............  $  6.93       $  6.31   $  4.95    $  7.21   $10.91
                                              -------       -------   -------    -------   ------
                                              -------       -------   -------    -------   ------
NET ASSETS, END OF PERIOD (000S)............  $59,104       $62,429   $30,523    $14,596   $6,211
                                              -------       -------   -------    -------   ------
                                              -------       -------   -------    -------   ------
TOTAL RETURN................................      9.8%'DD'     40.4%    (23.1)%     14.6%    11.4%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses(d)...............................     0.75%'D'      0.75%     0.75%      0.75%    0.75%'D'
  Net investment income.....................    12.28%'D'     11.12%    13.61%      8.53%    8.94%'D'
PORTFOLIO TURNOVER RATE.....................      113%          203%      295%       549%     136%
Before waiver of management fee, expenses
  reimbursed by SBAM and credits earned from
  and fees waived by the custodian, net
  investment income per share and expense
  ratios would have been:
    Net investment income per share*........    $0.38         $0.63     $0.59      $1.18    $0.08
    Expense ratio...........................     1.02%'D'      1.02%     1.50%      3.34%    7.57%'D'

-------------------
(a)   For the six months ended August 31, 2000 (unaudited).
(b)   For the year ended February 29, 2000.
(c)   For the period from October 17, 1996 (inception date) to February 28,
      1997.
(d) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.
 *    Per share amounts have been calculated using the monthly average shares method.
**    Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'   Annualized.

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TELEPHONE
1-888-777-0102, TOLL FREE

DISTRIBUTOR
CFBDS, Inc.

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

CUSTODIAN
PFPC Trust Company
8800 Tinicom Blvd.
Suite 200
Philadelphia, Pennsylvania 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9764
Providence, RI 02940-9764

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

DIRECTORS
CHARLES F. BARBER
Consultant; formerly Chairman;
ASARCO Inc.

CAROL L. COLMAN
Consultant, Colman Consulting

DANIEL P. CRONIN
Vice President-General Counsel,
Pfizer International Inc.

HEATH B. MCLENDON
Chairman and President, Managing Director,
Salomon Smith Barney Inc.; President and Director,
SSB Citi Fund Management LLC and Travelers Investment Adviser, Inc.

OFFICERS
HEATH B. MCLENDON
Chairman and President

LEWIS E. DAIDONE
Executive Vice President
and Treasurer

JAMES E. CRAIGE
Executive Vice President

THOMAS K. FLANAGAN
Executive Vice President

MAUREEN O'CALLAGHAN
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

ANTHONY PACE
Controller

CHRISTINA T. SYDOR
Secretary


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               Salomon Brothers Institutional Series Funds Inc
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                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as............................ 'D'
The double dagger symbol shall be expressed as.....................'DD'